Exhibit 10.37

                       GUARANTY OF PAYMENT AND PERFORMANCE


         THIS GUARANTY OF PAYMENT AND PERFORMANCE dated as of October 1, 1997 (the "Guaranty") from SPURLOCK INDUSTRIES, INC., a Virginia corporation with an office at 5090 General Mahone Highway, Waverly, Virginia 23890 (the "Guarantor") to KEYBANK NATIONAL ASSOCIATION, a national banking association with an office for the transaction of business located at 66 South Pearl Street, Albany, New York 12207 (the "Bank").

                              W I T N E S S E T H:

         WHEREAS, the County of Saratoga Industrial Development Agency, a public benefit corporation duly organized and existing under the laws of the State of New York (the "Issuer"), intends to issue its Multi-Mode Variable Rate Industrial Development Revenue Bonds (Spurlock Adhesives, Inc. Project), Series 1997A in the aggregate principal amount of $6,000,000 (the "Bonds'); and

         WHEREAS, the Bonds are to be issued under and pursuant to a Trust Indenture, dated as of October 1, 1997 (the "Indenture") by and between the Issuer and Star Bank, N.A., as Trustee (the "Trustee"); and

         WHEREAS, the proceeds of the Bonds are to be advanced to Spurlock Adhesives, Inc. (the "Applicant") to assist in the financing of the Project (as defined in the Indenture); and

         WHEREAS, to provide security for the Bonds, the Bank is about to issue its irrevocable transferable direct pay letter of credit (the "Letter of Credit") in favor of the Trustee; and

         WHEREAS, in connection with the Letter of Credit, the Bank and the Applicant have or are about to enter into the Letter of Credit Reimbursement Agreement dated as of October 1, 1997 (the "Reimbursement Agreement"); and

         WHEREAS, to provide additional financing for the Project, the Bank will make a $1,500,000 term loan (the "Term Loan") to the Applicant, which Term Loan will be evidenced by a $1,500,000 Promissory Note (the "Term Loan Note") from the Applicant to the Bank; and

         WHEREAS, the Bank is unwilling to issue the Letter of Credit or make the Term Loan unless it receives this Guaranty; and

         WHEREAS, the Guarantor is willing to enter into this Guaranty in order to induce the Bank to issue the Letter of Credit and make the Term Loan and the Guarantor has approved the form and substance of (i) any documents executed or delivered by Applicant in connection with the Bonds and the Reimbursement
Agreement (the "Financing Documents") and (ii) any documents executed or delivered by Applicant in connection with the Term Loan (the "Term Loan Documents").

         NOW, THEREFORE, in order to induce the Bank to (i) issue the Letter of Credit and (ii) make the Term Loan and in consideration of the premises and of other good and valuable consideration, the Guarantor intends to guarantee absolutely and unconditionally to the Bank, the punctual payment of all amounts payable by the Applicant under (y) the Reimbursement Agreement and the other Financing Documents and (z) the Term Loan Note and the other Term Loan Documents and such further payment and performance as may be set forth in Article 2 hereof.

                                    ARTICLE 1

                 REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR

         The Guarantor hereby represents and warrants to Bank that:

         Section 1.1     Capacity of the Guarantor.  The Guarantor:

                  (A) is a corporation duly organized, validly existing and in good standing under the laws of the state of its formation, without limitation on the duration of its existence;

                  (B) has the power and authority to own its properties and assets and to carry on its business as now being conducted; and

                  (C) has the power and authority to execute, deliver and perform this Guaranty as required hereunder and to guarantee the payments to be made by the Applicant under (i) the Reimbursement Agreement with regard to the principal of, redemption premium, if any, and interest on the Bonds pursuant to the provisions hereof and (ii) the Term Loan Note; and this Guaranty is the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms;

         Section 1.2 No Violation of Restrictions. Neither the execution and delivery of this Guaranty, the consummation of the transactions contemplated hereby nor the fulfillment of or compliance with the provisions of this Guaranty will conflict with or result in a breach of the Guarantor's certificate of incorporation or by-laws or, in any material respect, any of the terms, covenants, conditions or provisions of any agreement, judgment or order to which the Guarantor is a party or by which the Guarantor is bound, or will constitute a default under any of the foregoing, or result in the creation or imposition of any lien of any nature whatsoever.

         Section 1.3 Compliance with Law. The Guarantor (A) is not in violation of any law, ordinance, governmental rule, regulation, order or judgment to which the Guarantor may be subject or which would materially affect the business of the Guarantor and (B) has not failed to obtain any license, permit, franchise or other governmental authorization necessary to the conduct of its present business.

         Section 1.4 Financial Statements. The financial statements submitted by the Guarantor, including balance sheets, statement of income, retained earnings and other related schedules, to the Bank fairly represent the financial condition of the Guarantor as of and for the period ending on the date of each statement and there has been no material adverse change in the financial conditions of the Guarantor since the most recent date of the statements submitted to Bank.

         Section 1.5 Solvency of Guarantor and Applicant. The Guarantor is solvent and has made an appropriate financial investigation of the Applicant and has determined that the Applicant is solvent at the time of execution of this Guaranty.

                                    ARTICLE 2

                            COVENANTS AND AGREEMENTS

         Section 2.1     Guaranty  of  Payment.   The   Guarantor   irrevocably,
absolutely and unconditionally guarantees to the Bank:

         (A) (1)(a) The full and prompt payment by the Applicant of each and every draw made by the Trustee under the Letter of Credit, such payment to be made in accordance with the terms of the Reimbursement Agreement (together with all interest accrued thereon, and fees and expenses of the Bank thereunder and as more particularly set forth in Section 3 and 4 of the Reimbursement Agreement), as such relate to the principal of the Bonds and the indebtedness represented thereby, and the redemption premium, if any, on the Bonds when and as the same shall become due and payable, whether at the stated maturity thereof, by acceleration, call for redemption, or if tendered for purchase and not remarketed, or otherwise; (b) the full and prompt payment of interest on the Bonds when and as the same shall become due and payable; (c) the full and prompt payment of an amount equal to each and all of the payments and any other sums when and as the same shall become due, required to be paid by the Applicant under the terms of the Installment Sale Agreement (as defined in the Indenture); and (d) the full and prompt payment of all principal, interest and other sums when and as the same shall become due and payable under the Term Loan Note and the other Term Loan Documents (the preceding hereinafter collectively the "Indebtedness"); and (2) the full and prompt performance and observance by the Applicant of all of the obligations, covenants and agreements required to be performed and observed by the Applicant under the terms of the Reimbursement Agreement, the Term Loan Note, the other Financing Documents and the other Term Loan Documents.

         The Guarantor hereby irrevocably and unconditionally agrees that upon any default by the Issuer in the payment, when due, of the Indebtedness, upon demand of the Bank, the Guarantor shall promptly pay the same. The Guarantor further hereby irrevocably and unconditionally agrees that (i) upon any default by the Applicant in the payment of the Indebtedness, the Guarantor will promptly pay the same, and (ii) upon any default by the Applicant in any of the obligations, covenants and agreements required to be performed and observed by the Applicant under the Installment Sale Agreement, the Building Loan Agreement, the Mortgage, the Term Loan Note, the other Financing Documents and the other Term Loan Documents, the Guarantor will effect the observance of such obligations, covenants and agreements. All payments by the Guarantor shall be paid in lawful money of the United States of America. Each and every default in the payment of the Indebtedness, or in the prompt performance and observance by the Applicant of all of the obligations, covenants and agreements required to be performed and observed by the Applicant under the terms of the Reimbursement Agreement, the Term Loan Note, the other Financing Documents or the other Term Loan Documents, shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises.

         (B) The Guarantor further agrees that this Guaranty constitutes an absolute, unconditional, present and continuing guarantee of payment and not of collection, and waives any right to require that any resort be had by the Bank to (1) any security held by or for the benefit of the Bank for payment of the Indebtedness, (2) the Bank's rights against any other person, or (3) any other right or remedy available to the Bank by contract, applicable law or otherwise. The obligations of the Guarantor under this Guaranty are direct, unconditional and completely independent of the obligations of any other person or entity, and a separate cause of action or separate causes of action may be brought and prosecuted against the Guarantor without the necessity of joining the Issuer, the Trustee or any other party or previously proceeding with or exhausting any other remedy against any other person who might have become liable for the Indebtedness or of realizing upon any security held by or for the benefit of the Bank. The Guarantor further waives any benefits of any credit for the fair market value of the Project Facility in any action for foreclosure or for a deficiency judgment (including any credit under Section 1371 of the New York Real Property Actions and Proceedings Law).

         Section 2.2 Obligations Unconditional. The obligations of the Guarantor under this Guaranty shall be absolute and unconditional, and shall remain in full force and effect until the entire Indebtedness, and all payments, obligations, covenants and agreements of the Applicant under the Reimbursement Agreement, the Term Loan Note, the other Financing Documents or the other Term Loan Documents, shall have been paid in full or provided for, and all costs, Bank's fees and commissions and expenses, if any, referred to in the Financing Documents and the Term Loan Documents shall have been paid in full and, to the extent permitted by law, such obligations shall not be affected, modified or impaired by any state of facts or the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to or the consent of the Guarantor:

                  (A) The invalidity, irregularity, illegality or unenforceability of , or any defect in, the Reimbursement Agreement, the Term Loan Note, any Financing Document or any Term Loan Document of any collateral security for any thereof (the "Collateral").

                  (B) Any present or future law of order of any government (de jeure or de facto) or of any agency thereof purporting to reduce, amend or otherwise affect the Bonds, the Reimbursement Agreement, the Term Loan Note, any other Financing Document or any other Term Loan Document or any other obligation of the Issuer, the Applicant or any other obligor or to any other terms of payment.

                  (C) The waiver, compromise, settlement, release or termination of any or all of the obligations, covenants or agreements of any obligor under the Reimbursement Agreement, the Term Loan Note or any other Financing Document or Term Loan Document.

                  (D) The failure to give notice to the Guarantor of the occurrence of any event of default under the Reimbursement Agreement, the Term Loan Note or any other Financing Document or Term Loan Document.

                  (E) The loss, release, sale, exchange, surrender or other change in any Collateral.

                  (F) The extension of the time for payment of the Indebtedness or any amounts that are due or may become due under the Reimbursement Agreement, the Term Loan Note or any of the other
         Financing Documents or Term Loan Documents or of the time for performance of any other obligations, covenants or agreements under or arising out of the Reimbursement Agreement, the Term Loan Note or any other Financing Document or Term Loan Document or any extension or the renewal of any thereof.

                  (G) The modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in the Reimbursement Agreement, the Term Loan Note or any other Financing Document or Term Loan Document.

                  (H) The taking of, or the omission to take, any of the actions referred to in the Reimbursement Agreement, the Term Loan Note or any other Financing Document or Term Loan Document.

                  (I) Any failure, omission or delay on the part of the Bank to enforce, assert or exercise any right, power or remedy conferred on the Bank in the Reimbursement Agreement, the Term Loan Note or any other Financing Document or Term Loan Document.

                  (J) The voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting the Guarantor, the Applicant or the Issuer or any of their assets, or any allegation or contest of the validity of the Reimbursement Agreement, the Term Loan Note or any other Financing Document or Term Loan Document.

                  (K) The default or failure of the Guarantor to fully perform any obligations set forth in this Guaranty.

                  (L) Any event or action that would, in the absence of this paragraph, result in the release or discharge of the Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty.

                  (M)     Any  other   circumstances   which   might   otherwise
         constitute a legal or equitable discharge or defense of a surety or a guarantor.

         Section 2.3      Waiver by Guarantor.  The Guarantor hereby waives:

                  (A)     Notice of acceptance of this Guaranty.

                  (B) Diligence, presentment and demand for payment of the Bonds and/or the Indebtedness and/or any other obligation under the Reimbursement Agreement, the Term Loan Note or any other Financing Document or Term Loan Document.

                  (C) Protest and notice or protest, dishonor or default to the Guarantor or to any other party with respect to the Bonds, the Reimbursement Agreement, the Term Loan Note or any other Financing Document or Term Loan Document.

                  (D) Any and all notice to which the Guarantor might otherwise be entitled.

                  (E) Any demand for payment under this Guaranty, except as expressly provided herein.

                  (F) Any and all defenses to payment including, without limitation, any defenses and counterclaims of the Guarantor or the Applicant based upon fraud, negligence or the failure of any condition precedent or claims of offset or defenses involving the invalidity, irregularity or unenforceability of all or any part of the liabilities herein guaranteed or any defense otherwise available to the Guarantor or the Applicant.

                  (G) Any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which the Guarantor may now or hereafter have against the Applicant or any other person directly or contingency liable for the Indebtedness guaranteed hereunder, or against or with respect to the Applicant's property (including, without limitation, property collateralizing the Bonds, the Reimbursement Agreement and/or the Term Loan Note), arising from the existence or performance of this Guaranty and whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

         Section 2.4 Nature of Guaranty. This Guaranty is a guaranty of payment and not of collections and the Guarantor hereby waives the right to require that any action be brought first against the Applicant or any security, or to require that resort be made to any security or to any balance of any deposit account on credit on the books of the Bank in favor of the Applicant or of any Guarantor.

         Section 2.5 Continuation of Guaranty. The Guarantor further agrees that the obligations hereunder shall continue to be effective or reinstated, as the case may be, if at any time payment or any part thereof of the Indebtedness is rescinded or must otherwise be restored by the Bank upon the bankruptcy or reorganization of the Applicant, the Guarantor, the Issuer or otherwise.

         Section 2.6 Subordination of Debt. The Guarantor hereby subordinates any and all indebtedness of Applicant now or hereafter owed to Guarantor to all Indebtedness of Applicant to Bank and agrees with Bank that Guarantor shall not demand or accept any payment from Applicant after an Event of Default, shall not claim any offset or other reduction of Guarantor's obligations hereunder because of any such indebtedness and shall not take any action to obtain any interest in any of the security described in and encumbered by the Financing Documents and/or the Term Loan Documents; provided, however, that, if Bank so requests, such indebtedness shall be collected, enforced and received by Guarantor as trustee for Bank and paid over the Bank on account of the indebtedness of Applicant to Bank, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty except to the extent the principal amount of such outstanding indebtedness shall have been reduced by such payment.

         Section 2.7 Financial Information. Guarantor will advise Bank in writing if Guarantor operates on other than a calendar year basis. The Guarantor will provide audit level fiscal year end financial statements within 120 days of the end of its fiscal year. Guarantor also agrees to deliver to Bank, from time to time at the request of Bank, such other financial information with respect to Guarantor as Bank may reasonably request.

         Section 2.8 Transfer of Interest. Guarantor agrees not to make or permit to be made, by a voluntary or involuntary means, any transfer of the interest of Guarantor in the Applicant, without first obtaining the prior written consent of Bank.

                                    ARTICLE 3

                                EVENTS OF DEFAULT

         Section 3.1 Events of Default Defined. An "Event of Default" shall exist if any of the following occurs:

                  (A) The Guarantor fails to perform or observe any payment covenant contained herein.

                  (B) The Guarantor shall fail to perform any other covenant contained herein, for thirty (30) days after the Bank has given written notice of such failure to the Guarantor.

                  (C) Any warranty, representation or other statement by or on behalf of the Guarantor contained in this Guaranty is false or misleading in any material respect when made.

                  (D) A receiver, liquidator or trustee of the Guarantor or any of its property is appointed by court order, or the Guarantor is adjudicated bankrupt or insolvent or any of its property is sequestered by court order and such order remains in effect for more than ninety
         (90) days, or a petition is filed against the Guarantor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and is not dismissed within ninety (90) days of such filing.

                  (E) The Guarantor files a petition in voluntary bankruptcy or seeks relief under any provision of any reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any petition against it under any such law.

                  (F) The Guarantor makes an assignment for the benefit of creditors or admits in writing inability to pay debts generally as they become due, or consents to the appointment of a receiver, trustee or liquidator of all or any part of his or its property.

                  (G) The occurrence of an event of default under the Reimbursement Agreement or any other Financing Document or Bank Document.

         Section 3.2 Remedies on Default. If an Event of Default exists, Bank may proceed to enforce the provisions hereof and to exercise any other rights, powers and remedies available to the Bank.

         Section 3.3     Waiver and Notice.

                  (A) No remedy herein conferred upon or reserved to the Bank is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty now or hereafter existing at law or in equity or by statute.

                  (B) No delay or omission to exercise any right or power accruing upon the occurrence of any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient.

                  (C) In order to entitle the Bank to exercise any remedy reserved to it in this Guaranty, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Guaranty.

                  (D) No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing.


                                    ARTICLE 4

                                  MISCELLANEOUS

         Section 4.1 Governing Law. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York.

         Section 4.2 Submission to Jurisdiction. The Guarantor hereby irrevocably and unconditionally agrees that any suit, action or proceeding arising out of or relating to this Guaranty may be brought in the state courts of the State of New York or federal district court for Northern District of New York and waives any right to object to jurisdiction within either of the foregoing forums by Bank. Nothing contained herein shall prevent Bank from bringing any suit, action or proceeding or exercising any rights against any security and against any Guarantor personally, and against any property of any Guarantor, within any other jurisdiction and the initiation of such suite, action or proceeding or taking of such action in any such other jurisdiction shall in no event constitute a waiver of the agreements contained herein with respect to the laws of the State of New York governing the rights and obligations of the parties hereto or the agreement of the Guarantor to submit to personal jurisdiction within the State of New York.

         Section 4.3 Waiver of Jury Trial. The Guarantor and Bank agree that any suit, action or proceeding arising under or in connection with this Guaranty shall be before a court without a jury.

         Section 4.4 Successors and Assigns. This Guaranty shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

         Section 4.5 Notices. Any notices required or permitted to be given hereunder shall be (i) personally delivered or (ii) given by registered or certified mail, postage prepaid, return receipt requested, or (iii) forwarded by overnight courier service, in each instance addressed to the addresses set forth at the head of this Guaranty, or such other addresses as the parties may for themselves designate in writing as provided herein for the purpose of receiving notices hereunder. All notices shall be in writing and shall be deemed given, in the case of notice by personal delivery, upon actual delivery, and in the case of appropriate mail or courier service, upon deposit with the U.S. Postal Service or delivery to the courier service.

         Section 4.6 Entire Agreement. This Guaranty, the Reimbursement Agreement, the Term Loan Note, the other Financing Documents and the other Term Loan Documents constitute the entire understanding between Applicant, the Guarantor and the Bank and the extent that any writings not signed by the Bank or oral statements of conversations at any time made or had are inconsistent with the provisions of this Guaranty, the same shall be null and void.

         Section 4.8     Amendments.   No   amendment,   change,   modification,
alteration or termination of this Guaranty shall be made except upon the written consent of the Bank.

         Section 4.9 Assignment. This Guaranty is assignable by Bank in whole or in part in conjunction with an assignment of the Reimbursement Agreement and/or the Term Loan Note and any assignment hereof or any transfer or assignment of the Reimbursement Agreement and/or the Term Loan Note or portions thereof shall operate to vest in any such assignee the rights and powers, in whole or in part, as appropriate, herein conferred upon and granted to Bank.

         Section 4.10 Partial Invalidity. The invalidity or unenforceability of any one or more phrases, sentences, clauses or sections in this Guaranty shall not affect the validity or enforceability of the remaining portions of the Guaranty or any part thereof.

         IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the day and year first above written.

                                           SPURLOCK INDUSTRIES, INC.


                                           By: /s/ Phillip S. Sumpter
                                               ---------------------------------
                                               Phillip S. Sumpter,
                                               Authorized Officer

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF SARATOGA  )

         On this 9th day of October, 1997, before me personally came Phillip S. Sumpter, to me known, who being by me duly sworn, did depose and say that he resides at 33296 Shingleton Road, Waverly, Virginia; that he is a Exec Vice President of Spurlock Industries, Inc., the corporation described in, and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                               /s/ Kevin J. Kelley
                                               ---------------------------------
                                               NOTARY PUBLIC

                                                        Kevin J. Kelley
                                               Notary Public, State of New York
                                                  Qualified in Albany County
                                                 Commission Expires 10/31/97

01294\guaranty



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